                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2006

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                             SIGA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       0-23047                13-3864870
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
incorporation or organization)                               identification no.)

420 LEXINGTON AVENUE, SUITE 408
      NEW YORK, NEW YORK                                                10170
    (Address of principal                                             (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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     Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On September 25, 2006, PharmAthene, Inc., a Delaware corporation ("PharmAthene"
or the "Company"), issued a press release pursuant to which it announced that it has been awarded a multi-year contract valued at up to $213 million from the
Department of Defense U.S. Army Space and Missile Command, for advanced development of the Company's broad spectrum chemical nerve agent prophylaxis,
Protexia(R). Protexia is a form of recombinant human butyrylcholinesterase
(rBChE), a potent organophosphorus (OP) scavenger protein, being developed for use as a prophylactic to protect U.S. military personnel and civilians from the toxic effects of chemical nerve agents. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in this Item 8.01.

Under the contract, PharmAthene will be responsible for the conduct and oversight of all product development activities. The initial stage of development, for which $34.7 million has been allocated, includes manufacturing process development, preclinical safety and toxicity testing, submission of an
Investigational New Drug (IND) Application with the United States Food and Drug
Administration (FDA), and initiation of a Phase I clinical trial. Following the successful completion of the Phase I clinical trial, the government may exercise its option to fund additional development activities beyond the initial $34.7 million, leading to FDA licensure. The contract also provides the Department of
Defense with the option to procure an initial 90,000 doses of Protexia.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

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Exhibit No.      Description
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99.1             Press Release dated September 25, 2006.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SIGA TECHNOLOGIES, INC.

                                      By: /s/ Thomas N. Konatich
                                          ----------------------
                                          Name: Thomas N. Konatich
                                          Title: Acting Chief Executive Officer
                                                 & Chief Financial Officer

Date: September 25, 2006